Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2015							2016							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
US and Puerto Rico	$2,044	$1,837	$3,881	$2,044	$5,925	$2,263	$8,188	$2,537							24%	24%	—	—
Europe	782	974	1,756	813	2,569	922	3,491	870							11%	11%	(4)%	(4)%
Rest of the World	1,019	1,124	2,143	1,027	3,170	972	4,142	840							(18)%	(18)%	(7)%	(7)%
Other	196	228	424	185	609	130	739	144							(27)%	(27)%	N/A	N/A
Total	$4,041	$4,163	$8,204	$4,069	$12,273	$4,287	$16,560	$4,391							9%	9%	(2)%	(2)%

% of Revenues	2015							2016
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
US and Puerto Rico	50.6%	44.1%	47.3%	50.2%	48.3%	52.8%	49.4%	57.8%
Europe	19.4%	23.4%	21.4%	20.0%	20.9%	21.5%	21.1%	19.8%
Rest of the World	25.2%	27.0%	26.1%	25.2%	25.8%	22.7%	25.0%	19.1%
Other	4.8%	5.5%	5.2%	4.6%	5.0%	3.0%	4.5%	3.3%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2015							2016							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$3,059	$3,572	$6,631	$3,552	$10,183	$3,862	$14,045	$3,964							30%	30%
Alliance and other revenues	982	591	1,573	517	2,090	425	2,515	427							(57)%	(57)%
Total Revenues	$4,041	$4,163	$8,204	$4,069	$12,273	$4,287	$16,560	$4,391							9%	9%

Cost of products sold	847	1,013	1,860	1,097	2,957	952	3,909	1,052							24%	24%
Marketing, selling and administrative	1,029	1,135	2,164	1,176	3,340	1,501	4,841	1,068							4%	4%
Research and development	1,016	1,856	2,872	1,132	4,004	1,916	5,920	1,136							12%	12%
Other (income)/expense	(299)	107	(192)	(323)	(515)	328	(187)	(520)							74%	74%
Total Expenses	2,593	4,111	6,704	3,082	9,786	4,697	14,483	2,736							6%	6%

Earnings/(Loss) Before Income Taxes	$1,448	$52	$1,500	$987	$2,487	$(410)	$2,077	$1,655							14%	14%
Provision for/(Benefit from) Income Taxes	249	162	411	257	668	(222)	446	449							80%	80%
Net Earnings/(Loss)	$1,199	$(110)	$1,089	$730	$1,819	$(188)	$1,631	$1,206							1%	1%
Net Earnings Attributable to Noncontrolling Interest	13	20	33	24	57	9	66	11							(15)%	(15)%
Net Earnings/(Loss) Attributable to BMS	$1,186	$(130)	$1,056	$706	$1,762	$(197)	$1,565	$1,195							1%	1%

Diluted Earnings/(Loss) per Common Share*	$0.71	$(0.08)	$0.63	$0.42	$1.05	$(0.12)	$0.93	$0.71							—	—
Average Common Shares Outstanding - Diluted	1,676	1,667	1,677	1,678	1,677	1,669	1,679	1,680							—	—
Dividends declared per common share	$0.37	$0.37	$0.74	$0.37	$1.11	$0.38	$1.49	$0.38							3%	3%

	2015							2016
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Margin	79.0%	75.7%	77.3%	73.0%	75.9%	77.8%	76.4%	76.0%

Other Ratios
Effective tax rate	17.2%	311.5%	27.4%	26.0%	26.9%	54.1%	21.5%	27.1%

Other (Income)/Expense	2015							2016							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$51	$49	$100	$41	$141	$43	$184	$43							(16)%	(16)%
Investment income	(30)	(26)	(56)	(18)	(74)	(27)	(101)	(24)							(20)%	(20)%
Provision for restructuring	12	28	40	10	50	68	118	4							(67)%	(67)%
Litigation and other settlements	12	4	16	(2)	14	145	159	43							**	**
Equity in net income of affiliates	(26)	(22)	(48)	(19)	(67)	(16)	(83)	(26)							—	—
Out-licensed intangible asset impairment	13	—	13	—	13	—	13	15							15%	15%
Divestiture (gains)/losses	(154)	(8)	(162)	(208)	(370)	174	(196)	(270)							75%	75%
Royalties and licensing income	(98)	(97)	(195)	(63)	(258)	(125)	(383)	(254)							**	**
Transition and other service fees	(27)	(27)	(54)	(37)	(91)	(31)	(122)	(53)							96%	96%
Pension charges	27	36	63	48	111	49	160	22							(19)%	(19)%
Written option adjustment	(36)	—	(36)	(87)	(123)	—	(123)	—							(100)%	(100)%
Loss on debt redemption	—	180	180	—	180	—	180	—							—	—
Other	(43)	(10)	(53)	12	(41)	48	7	(20)							(53)%	(53)%
	$(299)	$107	$(192)	$(323)	$(515)	$328	$(187)	$(520)							74%	74%

*	Quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.
**	In excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED MARCH 31, 2016
(Unaudited, dollars in millions)

QUARTER-TO-DATE	2016	2015	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2016 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Revenues	$4,391	$4,041	$350	9%	$(95)	$4,486	(2)%	11%
Gross profit	3,339	3,194	145	5%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	3,343	3,228	115	4%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of revenues	76.1%	79.9%

Marketing, selling and administrative	1,068	1,029	39	4%	26	1,094	2%	6%
Marketing, selling and administrative excluding specified items(a)	1,068	1,028	40	4%	26	1,094	2%	6%

MS&A excluding specified items as a % of revenues	24.3%	25.4%

Research and development	1,136	1,016	120	12%	8	1,144	1%	13%
Research and development excluding specified items(a)	998	854	144	17%	8	1,006	1%	18%

Research and development excluding specified items as a % of revenues	22.7%	21.1%

(a)	Refer to the Specified Items schedule for further details.

*	Foreign exchange impacts were derived by applying the prior period average currency rates to the current period sales and expenses.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES FROM OPERATIONS BY PRODUCT
QUARTERLY REVENUES TREND ANALYSIS AND RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
(Unaudited, dollars in millions)

	2015							2016							Growth $		% Change		EX-FX				FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD	QTD $	YTD $	Qtr vs. Qtr %	YTD vs. YTD %	Qtr vs. Qtr	YTD vs. YTD
Oncology(a)
Empliciti	$—	$—	$—	$—	$—	$3	$3	$28							$28	$28	N/A	N/A	$28	$28	N/A	N/A	N/A	N/A
Erbitux	165	169	334	167	501	—	501	—							(165)	(165)	(100)%	(100)%	—	—	(100)%	(100)%	—	—
Opdivo	40	122	162	305	467	475	942	704							664	664	**	**	707	707	**	**	N/A	N/A
Sprycel	375	405	780	411	1,191	429	1,620	407							32	32	9%	9%	420	420	12%	12%	(3)%	(3)%
Yervoy	325	296	621	240	861	265	1,126	263							(62)	(62)	(19)%	(19)%	268	268	(18)%	(18)%	(1)%	(1)%
Cardiovascular(a)
Eliquis	355	437	792	466	1,258	602	1,860	734							379	379	**	**	741	741	**	**	(2)%	(2)%
Immunoscience(a)
Orencia(b)	400	461	861	484	1,345	540	1,885	475							75	75	19%	19%	484	484	21%	21%	(2)%	(2)%
Virology(a)
Baraclude	340	343	683	320	1,003	309	1,312	291							(49)	(49)	(14)%	(14)%	301	301	(11)%	(11)%	(3)%	(3)%
Hepatitis C Franchise(c)	264	479	743	402	1,145	458	1,603	427							163	163	62%	62%	436	436	65%	65%	(3)%	(3)%
Reyataz Franchise	294	303	597	270	867	272	1,139	221							(73)	(73)	(25)%	(25)%	233	233	(21)%	(21)%	(4)%	(4)%
Sustiva Franchise(d)	290	317	607	333	940	312	1,252	273							(17)	(17)	(6)%	(6)%	273	273	(6)%	(6)%	—	—
Neuroscience(a)
Abilify(e)	554	107	661	46	707	39	746	33							(521)	(521)	(94)%	(94)%	36	36	(94)%	(94)%	—	—

Mature Products and All Other(f)	639	724	1,363	625	1,988	583	2,571	535							(104)	(104)	(16)%	(16)%	559	559	(13)%	(13)%	(3)%	(3)%

Total	$4,041	$4,163	$8,204	$4,069	$12,273	$4,287	$16,560	$4,391							$350	$350	9%	9%	$4,486	$4,486	11%	11%	(2)%	(2)%

Total Excluding Abilify and Erbitux	$3,322	$3,887	$7,209	$3,856	$11,065	$4,248	$15,313	$4,358							$1,036	$1,036	31%	31%	$4,450	$4,450	34%	34%	(3)%	(3)%

**	In excess of +/- 100%
(a)	Key products listed do not represent all products in the respective therapeutic areas.
(b)	Includes Orencia SubQ revenues of $216 million and $176 million for the three months ended March 31, 2016 and 2015, respectively.
(c)
Includes Daklinza (daclatasvir) revenues of $420 million and $180 million for the three months ended March 31, 2016 and 2015, respectively. Additionally, includes Sunvepra (asunaprevir) revenues of $7 million and $84 million for the three months ended March 31, 2016 and 2015, respectively.

(d)
The Sustiva Franchise includes sales of Sustiva and revenue from sales of bulk efavirenz included in the combination therapy, Atripla. Includes alliance revenue of $241 million and $251 million for the three months ended March 31, 2016 and 2015, respectively.

(e)	Includes alliance revenue of $508 million for the three months ended March 31, 2015. BMS's U.S. commercialization rights to Abilify expired in April 2015.
(f)	Represents all other products, including those which have lost exclusivity in major markets, over the counter brands and royalty-related revenue.
Note: 2015 year-to-date revenues of new and inline brands grew 41% excluding Abilify, Baraclude and the Sustiva Franchise.

BRISTOL-MYERS SQUIBB COMPANY
DOMESTIC REVENUES FROM OPERATIONS BY PRODUCT
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2015							2016							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Oncology
Empliciti	$—	$—	$—	$—	$—	$3	$3	$28							N/A	N/A
Erbitux	157	165	322	165	487	—	487	—							(100)%	(100)%
Opdivo	38	107	145	268	413	410	823	594							**	**
Sprycel	181	205	386	215	601	228	829	210							16%	16%
Yervoy	181	136	317	121	438	164	602	199							10%	10%
Cardiovascular
Eliquis	200	243	443	245	688	335	1,023	468							**	**
Immunoscience
Orencia(a)	259	310	569	330	899	372	1,271	321							24%	24%
Virology
Baraclude	46	37	83	25	108	27	135	17							(63)%	(63)%
Hepatitis C Franchise(b)	—	—	—	111	111	212	323	259							N/A	N/A
Reyataz Franchise	143	157	300	149	449	142	591	120							(16)%	(16)%
Sustiva Franchise(c)	234	258	492	280	772	269	1,041	228							(3)%	(3)%
Neuroscience
Abilify	508	67	575	18	593	7	600	—							(100)%	(100)%

Mature Products and All Other(d)	97	152	249	117	366	94	460	93							(4)%	(4)%

Total(e)	$2,044	$1,837	$3,881	$2,044	$5,925	$2,263	$8,188	$2,537							24%	24%

**	In excess of +/- 100%
(a)	Includes Orencia SubQ revenues of $132 million and $111 million for the three months ended March 31, 2016 and 2015, respectively.
(b)	Includes revenues of Daklinza (daclastasvir) only, which was launched in the U.S. in the third quarter of 2015.
(c)	The Sustiva Franchise includes sales of Sustiva, as well as revenue from sales of bulk efavirenz included in the combination therapy, Atripla.
(d)	Represents all other products sold in the U.S., including those which have lost exclusivity.
(e)	Domestic revenues include United States and Puerto Rico.

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES FROM OPERATIONS BY PRODUCT
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2015							2016							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Oncology
Erbitux	$8	$4	$12	$2	$14	$—	$14	$—							(100)%	(100)%	—	—
Opdivo	2	15	17	37	54	65	119	110							**	**	N/A	N/A
Sprycel	194	200	394	196	590	201	791	197							2%	2%	(6)%	(6)%
Yervoy	144	160	304	119	423	101	524	64							(56)%	(56)%	(5)%	(5)%
Cardiovascular
Eliquis	155	194	349	221	570	267	837	266							72%	72%	(4)%	(4)%
Immunoscience
Orencia	141	151	292	154	446	168	614	154							9%	9%	(6)%	(6)%
Virology
Baraclude	294	306	600	295	895	282	1,177	274							(7)%	(7)%	(4)%	(4)%
Hepatitis C Franchise(a)	264	479	743	291	1,034	246	1,280	168							(36)%	(36)%	(3)%	(3)%
Reyataz Franchise	151	146	297	121	418	130	548	101							(33)%	(33)%	(8)%	(8)%
Sustiva Franchise(b)	56	59	115	53	168	43	211	45							(20)%	(20)%	—	—
Neuroscience
Abilify(c)	46	40	86	28	114	32	146	33							(28)%	(28)%	(6)%	(6)%

Mature Products and All Other(d)	542	572	1,114	508	1,622	489	2,111	442							(18)%	(18)%	(4)%	(4)%

Total	$1,997	$2,326	$4,323	$2,025	$6,348	$2,024	$8,372	$1,854							(7)%	(7)%	(5)%	(5)%

**	In excess of +/- 100%
(a)
Includes Daklinza (daclatasvir) revenues of $161 million and $180 million for the three months ended March 31, 2016 and 2015, respectively. Additionally, includes Sunvepra (asunaprevir) revenues of $7 million and $84 million for the three months ended March 31, 2016 and 2015, respectively.

(b)	The Sustiva Franchise includes sales of Sustiva and revenue from sales of bulk efavirenz included in the combination therapy, Atripla.
(c)	Includes revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(d)	Represents all other products, including those which have lost exclusivity in major markets, over the counter brands and royalty-related revenue.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN NON-GAAP LINE ITEMS TO CERTAIN GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2015							2016
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$3,194	$3,150	$6,344	$2,972	$9,316	$3,335	$12,651	$3,339
Specified items(a)	34	25	59	15	74	10	84	4
Gross profit excluding specified items	3,228	3,175	6,403	2,987	9,390	3,345	12,735	3,343

Marketing, selling and administrative	1,029	1,135	2,164	1,176	3,340	1,501	4,841	1,068
Specified items(a)	(1)	(3)	(4)	(2)	(6)	(4)	(10)	—
Marketing, selling and administrative excluding specified items	1,028	1,132	2,160	1,174	3,334	1,497	4,831	1,068

Research and development	1,016	1,856	2,872	1,132	4,004	1,916	5,920	1,136
Specified items(a)	(162)	(871)	(1,033)	(109)	(1,142)	(741)	(1,883)	(138)
Research and development excluding specified items	854	985	1,839	1,023	2,862	1,175	4,037	998

Other (income)/expense	(299)	107	(192)	(323)	(515)	328	(187)	(520)
Specified items(a)	122	(237)	(115)	227	112	(428)	(316)	185
Other (income)/expense excluding specified items	(177)	(130)	(307)	(96)	(403)	(100)	(503)	(335)

Effective Tax Rate	17.2%	311.5%	27.4%	26.0%	26.9%	54.1%	21.5%	27.1%
Specified items(a)	3.6%	(288.1)%	(5.5)%	(1.8)%	(4.4)%	(39.0)%	(0.3)%	(4.4)%
Effective Tax Rate excluding specified items	20.8%	23.4%	21.9%	24.2%	22.5%	15.1%	21.2%	22.7%

(a)	Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2015							2016
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Cost of products sold(a)	$34	$25	$59	$15	$74	$10	$84	$4

Marketing, selling and administrative	1	3	4	2	6	4	10	—

License and asset acquisition charges	162	869	1,031	94	1,125	554	1,679	125
IPRD impairments	—	—	—	—	—	160	160	—
Other	—	2	2	15	17	27	44	13
Research and development	162	871	1,033	109	1,142	741	1,883	138

Provision for restructuring	12	28	40	10	50	65	115	4
Divestiture (gains)/losses	(152)	(8)	(160)	(198)	(358)	171	(187)	(269)
Pension charges	27	36	63	48	111	49	160	22
Written option adjustment	(36)	—	(36)	(87)	(123)	—	(123)	—
Litigation and other settlements	14	1	15	—	15	143	158	43
Out-licensed intangible asset impairment	13	—	13	—	13	—	13	15
Loss on debt redemption	—	180	180	—	180	—	180	—
Other (income)/expense	(122)	237	115	(227)	(112)	428	316	(185)

Increase/(decrease) to pretax income	75	1,136	1,211	(101)	1,110	1,183	2,293	(43)

Income tax on items above	(68)	(116)	(184)	43	(141)	(339)	(480)	83

Increase/(decrease) to net earnings	$7	$1,020	$1,027	$(58)	$969	$844	$1,813	$40

(a)	Specified items in cost of products sold are accelerated depreciation, asset impairment and other shutdown costs.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Cash and cash equivalents	$6,294	$4,199	$3,975	$2,385	$2,644
Marketable securities - current	1,313	1,277	1,438	1,885	1,663
Marketable securities - non-current	4,279	4,632	4,627	4,660	3,689
Cash, cash equivalents and marketable securities	11,886	10,108	10,040	8,930	7,996

Short-term borrowings	(330)	(755)	(642)	(139)	(106)
Long-term debt	(7,127)	(6,615)	(6,632)	(6,550)	(6,593)
Net cash position	$4,429	$2,738	$2,766	$2,241	$1,297

BRISTOL-MYERS SQUIBB COMPANY
2016 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2016
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP	$2.37 to $2.47
Projected Specified Items:
Downsizing and streamlining of worldwide operations	(0.19)
License and asset acquisition charges	0.24
Pension charges	0.04
Litigation and other settlements	0.03
Other	0.01
Total	0.13

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP	$2.50 to $2.60

Gross margin as a percentage of revenues on a GAAP and non-GAAP basis for the three months ended March 31, 2016 was 76.0% and 76.1%, respectively. On a non-GAAP basis, the Company projects gross margin as a percentage of revenues for the full year 2016 to be approximately 75% - 76%. There is no reliable comparable GAAP measure for this forward-looking information on gross margin. See "—Reconciliation of GAAP and non-GAAP Growth Dollars and Percentages Excluding Foreign Exchange Impact".

Marketing, selling and administrative expenses on a GAAP and non-GAAP basis for the three months ended March 31, 2016 were $1.1 billion. On a non-GAAP basis, the Company projects marketing, selling and administrative expenses for the full year 2016 to decrease in the low-single-digit range compared to 2015. There is no reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See "—Reconciliation of Certain non-GAAP Line Items to Certain GAAP Line Items".

Research and development expenses on a GAAP and non-GAAP basis for the three months ended March 31, 2016 were $1.1 billion and $1.0 billion, respectively. On a non-GAAP basis, the Company projects research and development expense for the full year 2016 to increase in the low-double-digit range compared to 2015. It is estimated that 30% to 45% of the research and development expenses in 2016 will be incurred on late-stage development programs. There is no reliable comparable GAAP measure for this forward-looking information on research and development. See "—Reconciliation of Certain non-GAAP Line Items to Certain GAAP Line Items".

The effective tax rate on a GAAP basis for the three months ended March 31, 2016 was 27.1%. On a non-GAAP basis, for the three months ended March 31, 2016 the effective tax rate was 22.7%. On a non-GAAP basis, the Company projects an annual effective tax rate between 21% and 22%. There is no reliable comparable GAAP measure for this forward-looking information on the tax rate. See "—Reconciliation of Certain non-GAAP Line Items to Certain GAAP Line Items".

The GAAP financial results for the full year 2016 will include specified items, including gains on divestitures, expected charges associated with downsizing and streamlining worldwide operations, in-process research and development (IPRD) , license and asset acquisition charges, restructuring and pension charges.  The GAAP financial results for the full year 2016 could also include other specified items that have not yet been identified and quantified, including any gains or losses from divestitures, additional license and asset acquisition charges, charges for IPRD and licensed asset impairments, charges and recoveries relating to significant legal proceedings, restructuring activities and significant tax events. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Reports First Quarter 2016 Financial Results, April 28, 2016 including “2016 Financial Guidance” and “Use of non-GAAP Financial Information” therein.